FORM 8-K
                        _____________

                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549






            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):March 25, 1999


               Structured Asset Mortgage Investments, Inc
           Mortgage Pass-Through Certificates, Series 1998-3
         (Exact name of registrant as specified in its charter)



          Delaware               33-44658          13-3633241
(State or other juris-         (Commission     (IRS Employer
diction of incorporation)      File Number)    Identification No.)




  245 Park Avenue, New York, New York               10167
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (212) 272-2000


                        Not Applicable
(Former name or former address, if changed since last report.)





Item 5.   Other Events.


     1.A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-3, on March 25, 1999. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage investments, Inc ., as Depositor, Countrywide Home Loans,Inc. as Master Servicer, and The Bank of New York, as Trustee.





Item 7.  Financial Statements and Exhibits.



    (c)   Exhibits.

          28.13     March 25, 1999 - Information on Distribution to
                    Certificateholders







SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                   Structured Asset Mortgage Investments, Inc.
                                     (Registrant)






Date: April 15, 1999                      By:  S\William J.Montgoris\
                                                 William J. Montgoris
                                                 Treasurer and Secretary






         Structured Asset Mortgage Investments, Inc.

         FORM 8-K

         CURRENT REPORT

         Exhibit Index





Exhibit No.               Description

(28.13)                             March 25, 1999 - Information on
                                    Distribution to Certificateholders